UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

Iterum Therapeutics plc

(Exact name of Registrant as Specified in Its Charter)

Ireland	001-38503	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fitzwilliam Court 1st Floor Leeson Close
Dublin 2, , Ireland		Not applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353 1 6694820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	ITRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 25, 2024, Iterum Therapeutics plc (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) approved ORLYNVAH™ (sulopenem etzadroxil and probenecid) for the treatment of uncomplicated urinary tract infections (“uUTIs”) caused by the designated microorganisms Escherichia coli, Klebsiella pneumoniae, or Proteus mirabilis in adult women who have limited or no alternative oral antibacterial treatment options. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Company will host a conference call to discuss the FDA approval of ORLYNVAH™ on Monday, October 28, 2024 at 8:30 a.m. Eastern Daylight Time. The conference call replay will be available in the Events & Presentations section of the Company’s website following the call.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On October 25, 2024, the Company announced that the FDA approved ORLYNVAH™ for the treatment of uUTIs caused by the designated microorganisms Escherichia coli, Klebsiella pneumoniae, or Proteus mirabilis in adult women who have limited or no alternative oral antibacterial treatment options. This is the first approved indication for ORLYNVAH™ and the first FDA-approved product for the Company.

The FDA approval of ORLYNVAH™ was based on a clinical development program supported by a robust data package, including two pivotal, Phase 3 clinical trials (known as SURE 1 and REASSURE) that evaluated the safety and efficacy of ORLYNVAH™ compared to ciprofloxacin (SURE 1) and Augmentin™ (REASSURE) in the treatment of adult women with uUTI. SURE 1 showed superiority to ciprofloxacin in fluoroquinolone res#istant infections, while REASSURE showed non-inferiority and statistical superiority to AugmentinTM in the AugmentinTM susceptible population. ORLYNVAH™ was generally well tolerated in both SURE 1 and REASSURE clinical trials.

UTIs are among the most common bacterial infections encountered in the community. uUTIs are infections of the bladder occurring mainly in women. Up to 60% of women will have an uUTI in their lifetime. Up to 40% of women with a history of uUTI will have a recurrence of their infection. There are approximately 40 million uUTIs prescriptions generated annually in the United States, and the Company's estimate approximately 1% of those infections are caused by pathogens that are resistant to all commonly available classes of oral antibiotics. Rising antibiotic resistance, an aging population with comorbidities and sub-optimal safety profiles of existing oral treatment options are making antibiotic selection more challenging for treating physicians.

The Company expects to renew its efforts to achieve a strategic transaction involving ORLYNVAH™ with the goal of maximizing value for its stakeholders. The Company has previously engaged an investment bank to advise it in this process. The Company cannot provide any commitment regarding when or if this strategic review process will result in any type of transaction and no assurance can be given that the Company will complete a potential sale, strategic partnership or licensing arrangement. In the event the Company's strategic process does not result in any type of transaction, and subject to the Company's ability to raise sufficient capital to fund operations, the Company may seek a commercial partner and/or look to commercialize oral sulopenem in the United States directly with a targeted sales force in the community setting.

Cautionary Note Regarding Forward-looking Statements.

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s plans, strategies and prospects for its business, including the development, therapeutic and market potential of ORLYNVAH™ and the Company’s strategic process to sell, license, or otherwise dispose of its rights to ORLYNVAH™. In some cases, forward-looking statements can be identified by words such as “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “would,” “will,” “future,” “potential” or the negative of these or similar terms and phrases. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include all matters that are not historical facts. Actual future results may be materially different from what is expected due to factors largely outside the Company’s control, including risks and uncertainties concerning the outcome, impact, effects and results of the Company’s evaluation of strategic alternatives, including the terms, timing, structure, value, benefits and costs of any strategic alternatives, the Company’s ability to complete a strategic alternative transaction, the Company’s ability to successfully prepare and implement commercialization plans for ORLYNVAH™ with a commercial partner or directly, including the Company’s ability to build and maintain a sales force and prepare for commercial launch of ORLYNVAH™, if Iterum is unsuccessful at entering into or completing a strategic alternative transaction, the market opportunity for and the potential market acceptance of ORLYNVAH™ for uUTIs caused by certain designated microorganisms in adult women who have limited or no alternative oral antibacterial treatment options, uncertainties inherent in the conduct of clinical and non-clinical development, changes in regulatory requirements or decisions of regulatory authorities, the timing or likelihood of regulatory filings and approvals, changes in public policy or legislation, commercialization plans and timelines, the actions of third-party clinical research organizations, suppliers and manufacturers, the accuracy of the Company’s expectations regarding how far into the future the Company’s cash on hand will fund the Company’s ongoing operations, the Company’s ability to maintain its listing on the Nasdaq Capital Market and other factors discussed under the caption “Risk Factors” in its Quarterly Report on Form 10-Q filed with the SEC on August 14, 2024, and other documents filed with the SEC from time to time. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this Form 8-K. Except as required by law, The Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit Description

99.1	Press Release of Iterum Therapeutics plc, date October 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iterum Therapeutics plc

Date:	October 25, 2024	By:	/s/ Corey N. Fishman
Corey N. Fishman Chief Executive Officer